Exhibit 99.3

Health Advances LLC BOSTON | SAN FRANCISCO | ZUG www.healthadvances.com R&D Day Presentation Commercial Assessment and Competitive Landscape Presented to January 18, 2017

2 R&D Day Presentation January 18, 2017 Health Advances Disclaimer Health Advances makes no representation or warranty, express or implied, as to the accuracy or completeness of any information contained in this document provided by the Client or by any third party, or that is based on such information . The information provided herein has not been risk - adjusted to take into account clinical, regulatory, development or commercial risk . This document contains forward looking statements based on information available at the time it was prepared and on certain assumptions as to future events made by Health Advances in good faith such as assumptions regarding projected revenues, market opportunities, competitive strategies, and other future events and developments which are inherently uncertain . Health Advances is not able to predict future events, developments and uncertainties . As a result, any of the forward looking statements contained in this document may ultimately prove to be inaccurate or incomplete and actual events or results or the actual performance of the Client may differ materially from those reflected in, or contemplated by, such forward looking statements . Health Advances makes no representation or warranty that any projections or estimates in this document will be realized .

• Superior efficacy in late line therapy compared to current standards of care in all indications tested: triple negative breast cancer (TNBC), urothelial bladder cancer (UBC), small cell lung cancer (SCLC), and non - small cell lung cancer (NSCLC) • KOLs enthusiastic about IMMU - 132’s potential approval and entry into the treatment paradigm • Up to $3.1B in 2025 annual revenues as a 3L monotherapy across the four target indications • Annual revenues of up to $7.5B by 2025 positioned as first - line agent in combination with immunotherapy and other agents across four indications R&D Day Presentation January 18, 2017 The information provided herein has not been risk - adjusted to take into account clinical, regulatory, development or commercial risk. 3 Summary of IMMU - 132 Commercial Potential

IMMU-132 High-Level US+EU Revenue Forecast Summary

Four indications with clinical evidence of IMMU-132 efficacy were forecast.

Indication	Initial Launch (MM)	Label Expansion Monotherapy (MM)	Label Expansion Combination with I/O (MM)
TNBC	**US: $830** **EU: $420** • 3L monotherapy after lines of chemotherapy and I/O therapy	**US: $1,220** **EU: $600** • 2L monotherapy for BRCA, AR and IO biomarker positives • 1L monotherapy for IO biomarker negatives	**US: $1,650** **EU: $800** • 1L combo with a PARP inhibitor for BRCA positive • 1L combo with a checkpoint inhibitor for all others • 2L combo with a checkpoint inhibitor for AR positive
UBC	**US: $380** **EU: $190** • 3L monotherapy after I/O therapy and platinum-based therapy	**US: $580** **EU: $250** • 2L monotherapy penetration for cisplatin ineligible	**US: $1,010** **EU: $370** • 1L combo with an I/O agent
NSCLC	**US: $710** **EU: $340** • 3L monotherapy in PD-L1 positive and biomarker negative • 4L monotherapy in EGFR/ALK positive	• N/A	**US: $1,920** **EU: $690** • 1L combo with an I/O agent for biomarker negative patients
SCLC	**US: $170** **EU: $90** • 3L monotherapy after I/O therapy and platinum doublet therapy	• N/A	**US: $790** **EU: $280** • 1L combo with an I/O or platinum agent

Note: All revenues refer to year 2025. All dollar values in MM USD.
Source: Health Advances analysis and IMMU-132 revenue forecast model.

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The information provided herein has not been risk-adjusted to take into account clinical, regulatory, development or commercial risk.

4

HEALTH ADVANCES

IMMU - 132 Peak US Revenues by Indication IMMU - 132 could achieve ~$2B in peak US revenue in its lead indication of TNBC and over ~$5.4B across four tumor types. * US patients (2025) only. Note: Assumes annual US base price of $148,000 in 2016 dollars grown at 2.5% CAGR through 2025. Net revenues assumes 20% reduction in revenue through discounting, rebates and other offsets from list price. Initial Position Label Expansion Indication Patients on IMMU - 132* T reatme n t Duration Patients on IMMU - 132* T reatme n t Duration Peak (2025) Net Revenues US Only TNBC ~8,800 ~8 months ~11,600 ~12 months $830 $820 $1,650 UBC ~4,500 ~7 months ~8,300 ~10 months $ 380 $630 $1,010 NSCLC ~10,700 ~6 months ~16,600 ~10 months $710 $1,210 $1,920 SCLC ~4,100 ~4 months ~12,000 ~6 months $170 $620 $790 $0 $ 5 00 $ 1 , 0 0 0 $ 1 , 5 0 0 $ 2 , 0 0 0 $ 2 , 5 0 0 Peak Revenue (USD MM) Label Expansion in 1L Combo/2L Monotherapy Initial Opportunity in 3L All Indications Source: Health Advances analysis and IMMU - 132 revenue forecast model. R&D Day Presentation January 18, 2017 The information provided herein has not been risk - adjusted to take into account clinical, regulatory, development or commercial risk. 5

$256 $674 $836 $1,085 $1,123 $1,1 6 1 $1,201 $1,242 $1,284 $1,328 $1,373 $1,4 2 0 $1,467 $154 $341 $590 $811 $973 $1,045 $1,092 $1,104 $1,116 $1,128 $1,140 $339 $409 $542 $557 $573 $588 $605 $621 $638 $656 $165 $197 $259 $262 $264 $267 $270 $273 $276 $279 $256 $674 $1,158 [ VA L U E [ ] VA L U E $1,932 $2,320 $2,7 7 2 $2,993 $3,124 $3,232 $3,307 $3,384 $3,462 $3,542 $0 $ 5 00 $ 1 , 0 0 0 $ 1 , 5 0 0 $ 2 , 0 0 0 $ 2 , 5 0 0 $ 3 , 0 0 0 $ 3 , 5 0 0 $ 4 , 0 0 0 2 0 18 2 0 19 2 0 20 2 0 21 2 0 22 2 0 23 2 0 24 2 0 25 2 0 26 2 0 27 2 0 28 2 0 29 2 0 30 Gro s s Re v enue ( U SD MM ) SCLC UBC NSCLC T N B C IMMU - 132 Initial Position Revenue Projections If IMMU - 132 achieves its anticipated positioning (3L) in treatment paradigms, its cumulative revenue projection through 2030 is ~$32.2B. Initial Position Revenue Forecast 2018 - 2030 Revenue: US: ~$22.5B, EU: ~$9.7B, Total: ~$32.2B All Indications Source: Health Advances analysis and IMMU - 132 revenue forecast model. R&D Day Presentation January 18, 2017 The information provided herein has not been risk - adjusted to take into account clinical, regulatory, development or commercial risk. 6

Agenda R&D Day Presentation January 18, 2017 7 • TNBC • UBC • NSCLC • SCLC

IMMU-132 Initial Position

TNBC

IMMU-132 is expected to initially enter the market as a 3L therapy behind immunotherapies, targeted therapies, and taxanes, where applicable.


Metastatic TNBC
No Targeted Options
Targeted Options
IMMU-132 Position
IO Options
BRCA Positive (~20%)
AR* Positive (~15%)
IO Biomarker Positive (~20%)
IO Biomarker negative (~45%)
1st Line US: 14,000
2nd Line US: 13,000
3rd Line US: 11,000
4th Line US: 9,000
PARP Inhibitor +/- Chemotherapy
AR Inhibitor +/- Chemotherapy
CPI* +/- Chemotherapy
Chemotherapy
CPI* +/- Chemotherapy
CPI* +/- Chemotherapy
Chemotherapy
CPI* +/- Chemotherapy
Chemotherapy
IMMU-132
IMMU-132
IMMU-132
Chemotherapy
Chemotherapy
Chemotherapy

* AR = androgen receptor. CPI = checkpoint inhibitor.

Note: Treatment tree assumes that a biomarker predicting response to immuno-oncology agents becomes available. The proxy biomarker used to estimate the size of the segment is PD-L1 positivity, which is a proposed biomarker for IO response and is used in NSCLC to segregate patients by their likelihood to respond to IO therapy. While IMMU-132 may gain approval prior to therapies listed here, it will still be third line based on its initial trial strategy.

Source: Health Advances interviews and analysis, UpToDate, NCCN, Mittendorf 2014 Cancer Immunol Res.

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HEALTH ADVANCES

IMMU - 132’s initial data in TNBC shows superior efficacy to current late line chemotherapies like eribulin and appears similar to front - line chemotherapies. IMMU - 132 Comparative Efficacy 29% 9% 34% 0% 20% 40% IM M U - 1 3 2 (6L) E r i b u l in (5L) P a c l it a x e l (1L) Overall Response Rate Selected Current and Future TNBC Competitors 6 .0 2.6 6 .3 8 6 4 2 0 I M M U - 1 3 2 (6L) E r ibulin (5L) P a c l it a xel (1L) Months Note: Response rates and survival are expected to decline as a patient progresses to later lines of therapy. TN BC KOL Feedback • “You expect these data in first - line patients, but in such heavily pretreated patients this is excellent.” • “I’m very interested to see what this drug can do in first line – will it improve as we would expect?” • “A newly diagnosed TNBC patient lives a little less than a year on average. This drug generated a median survival of 15 months in heavily pretreated patients, which is outstanding.” Median Progression - Free Survival Selected Current and Future TNBC Competitors Late Line Competitors Late Line Competitors T ar g e t e d Therapy IMMU - 132 C h e mothera p y Source: Health Advances interviews and analysis, drug labels. R&D Day Presentation January 18, 2017 9

IMMU-132 Monotherapy Upside Scenario

TNBC

As a monotherapy, IMMU-132 has the potential to be used before any currently available chemotherapies.


Metastatic TNBC
No Targeted Options
Targeted Options
IMMU-132 Position
IO Options
BRCA Positive (~20%)
AR* Positive (~15%)
IO Biomarker Positive (~20%)
IO Biomarker Negative (~45%)
1st Line US: 14,000
2nd Line US: 13,000
3rd Line US: 11,000
4th Line US: 9,000
PARP Inhibitor +/- Chemotherapy
AR Inhibitor +/- Chemotherapy
CPI* +/- Chemotherapy
IMMU-132
CPI* +/- Chemotherapy
IMMU-132
CPI* +/- Chemotherapy
IMMU-132
CPI* +/- Chemotherapy
IMMU-132
CPI* +/- Chemotherapy
IMMU-132
Chemotherapy
Chemotherapy
Chemotherapy
• "If I see pivotal trial data like IMMU-132 has displayed so far, I would recommend immediately moving into a first-line trial against taxanes." – TNBC KOL

* AR = androgen receptor. CPI = checkpoint inhibitor.

Note: Treatment tree assumes that a biomarker predicting response to immuno-oncology agents becomes available. The proxy biomarker used to estimate the size of the segment is PD-L1 positivity, which is a proposed biomarker for IO response and is used in NSCLC to segregate patients by their likelihood to respond to IO therapy. Penetration into each line of therapy will depend on forthcoming data generated from ongoing and future trials, and such data may result in additional or different uses/combinations than shown.

Source: Health Advances interviews and analysis, UpToDate, NCCN, Mittendorf 2014 Cancer Immunol Res.

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HEALTH ADVANCES

TNBC

IMMU-132 Combination Upside Scenario

IMMU-132 could potentially be combined with a checkpoint inhibitor and a PARP inhibitor to become a first line option for most patients.


Metastatic TNBC
No Targeted Options
Targeted Options
IMMU-132 Position
IO Options
BRCA Positive (~20%)
AR* Positive (~15%)
IO Biomarker Positive (~20%)
IO Biomarker negative (~45%)
1st Line US: 14,000
2nd Line US: 13,000
3rd Line US: 11,000
4th Line US: 9,000
PARP Inhibitor +/- IMMU-132
AR Inhibitor +/- Chemotherapy
CPI* +/- IMMU-132
CPI* + IMMU-132
CPI* +/- Chemotherapy
CPI* + IMMU-132
Chemotherapy
Chemotherapy
Chemotherapy
Chemotherapy
"There is a rationale to combine IMMU-132 with checkpoint or PARP inhibitors, and I don't see any potential overlapping toxicities. It could wind up in 1L for those populations." – TNBC KOL

* AR = androgen receptor. CPI = checkpoint inhibitor.

Note: Treatment tree assumes that a biomarker predicting response to immuno-oncology agents becomes available. The proxy biomarker used to estimate the size of the segment is PD-L1 positivity, which is a proposed biomarker for IO response and is used in NSCLC to segregate patients by their likelihood to respond to IO therapy. Penetration into each line of therapy will depend on forthcoming data generated from ongoing and future trials, and such data may result in additional or different uses/combinations than shown.

Source: Health Advances interviews and analysis, UpToDate, NCCN, Mittendorf 2014 Cancer Immunol Res.

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HEALTH ADVANCES

12 Revenue Projections: US + EU Successful immuno - oncology and PARP inhibitor combinations would maximize potential 2018 - 2030 revenue at ~$25.7B. TNBC Revenue Forecast 2018 - 2030 Combination Revenue: US: ~$18.0B, EU: ~$7.7B, Total: ~$25.7B Note: Each revenue bar represents the additional achieved revenue when compared to the less attractive scenario. Source: Health Advances analysis and IMMU - 132 revenue forecast model. TN BC $674 $836 $1,085 $1,123 $1,1 6 1 $1,201 $1,242 $1,284 $1,328 $1,373 $1,420 $1,467 $77 $174 $305 $425 $521 $570 $609 $629 $651 $673 $695 $89 $198 $345 $479 $583 $638 $680 $703 $727 $751 $776 $256 $674 $1,001 $1,457 $1,773 $2,0 6 6 $2,305 $2,450 $2,573 $2,660 $2,750 $2,844 $2,939 $0 $ 5 00 $ 1 , 0 0 0 $ 1 , 5 0 0 $ 2 , 0 0 0 $ 2 , 5 0 0 $ 3 , 0 0 0 $ 3 , 5 0 0 $256 2 0 18 2 0 19 2 0 20 2 0 21 2 0 22 2 0 23 2 0 24 2 0 25 2 0 26 2 0 27 2 0 28 2 0 29 2 0 30 Net Re v enue ( U SD MM ) 1L Combination Incremental Revenue 1L Monotherapy Incremental Revenue Initial Position R&D Day Presentation The information provided herein has not been risk - adjusted to take into account clinical, January 18, 2017 regulatory, development or commercial risk.

Agenda R&D Day Presentation January 18, 2017 13 • TNBC • UBC • NSCLC • SCLC

Model Scenario: Initial Position

UBC

If successful, IMMU-132 will begin as a third-line option for all patients following treatment with one line of immunotherapy and one line of chemotherapy.


Targeted Options
Cytotoxic Only
IO Options
IMMU-132 Position
~50%
Metastatic UBC
~50%
Cisplatin Eligible
Cisplatin Ineligible
1st Line
US: 16,000
IO/IO or IO/Chemo
Atezolizumab or Other IO
2nd Line
US: 13,000
Cisplatin Regimen
Carboplatin Regimen
3rd Line
US: 6,000
IMMU-132
IMMU-132

Source: Health Advances interviews and analysis, UpToDate 2016 Bladder Cancer Treatment, Karakiemicz PI 2006 J Urol.

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HEALTH ADVANCES

IMMU - 132’s initial data in UBC shows superior efficacy to current 3L chemotherapies like paclitaxel and appears similar to front - line chemotherapies. IMMU - 132 Comparative Efficacy 36% 9% 15% 41% 0% 20% 40% 60% IM M U - 1 3 2 (3L) P a c l it a x e l (2L) At e zo l i zu ma b * Carb o - g e m (2L) (1L) Overall Response Rate Selected Current and Future UBC Competitors 7 .2 2 .0 2 .1 6 .0 0 3 6 9 I M M U - 1 3 2 (3L) P a c l it a xel (2L) At e zoli z uma b * C arb o - g em (2L) (1L) Months * ORR and PFS may not fully capture durable responses from a minority of patients on atezolizumab. Note: Response rates and survival are expected to decline as a patient progresses to later lines of therapy. Carbo - gem: Carboplatin + gemcitabine. U BC KOL Feedback • “36% is a very respectable response rate – current salvage chemo response rates are in the high single - digits.” • “This is a small group of patients, but the numbers look very good. Seven months of PFS is outstanding in post - platinum patients.” • “Cisplatin - ineligible patients don’t have great options, and this agent has a strong chance of improving results for them.” Median Progression - Free Survival Selected Current and Future UBC Competitors Late Line Competitors Late Line Competitors T ar g e t e d Therapy IMMU - 132 C h e mothera p y IO Source: Health Advances interviews and analysis, drug labels. R&D Day Presentation January 18, 2017 15

UBC

Model Scenario: Monotherapy Upside Position

As a monotherapy, IMMU-132 could supplant the 2L chemotherapy regimens used in patients who cannot tolerate cisplatin.


Targeted Options
Cytotoxic Only
IO Options
IMMU-132 Position
~50%
Metastatic UBC
~50%
Cisplatin Eligible
Cisplatin Ineligible
1st Line
US: 16,000
IO/IO or IO/Chemo
Atezolizumab or Other IO
2nd Line
US: 13,000
Cisplatin Regimen
IMMU-132
FGFR Inhibitor in FGFR+ pts
3rd Line
US: 6,000
IMMU-132
FGFR Inhibitor in FGFR+ pts
Carboplatin Regimen

Note: Penetration into each line of therapy will depend on forthcoming data generated from ongoing and future trials, and such data may result in additional or different uses/combinations than shown.

Source: Health Advances interviews and analysis, UpToDate 2016 Bladder Cancer Treatment, Karakiemicz PI 2006 J Urol.

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HEALTH ADVANCES

UBC

Model Scenario: Combination Upside Position

A successful combination with a checkpoint inhibitor could make IMMU-132 a first-line option for all metastatic urothelial bladder cancer patients.



Targeted Options
Cytotoxic Only
IO Options
IMMU-132 Position
~50%
Metastatic UBC
~50%
Cisplatin Eligible
Cisplatin Ineligible
1st Line
US: 16,000
IO/IMMU-132
IO/IO Combinations
IO/Chemo Combinations
2nd Line
US: 13,000
Cisplatin Regimen
IMMU-132
FGFR Inhibitor in FGFR+ pts
3rd Line
US: 6,000
IMMU-132
FGFR Inhibitor in FGFR+ pts
Carboplatin Regimen

Note: Penetration into each line of therapy will depend on forthcoming data generated from ongoing and future trials, and such data may result in additional or different uses/combinations than shown.

Source: Health Advances interviews and analysis, UpToDate 2016 Bladder Cancer Treatment, Karakiemicz PI 2006 J Urol.

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HEALTH ADVANCES

18 $339 $409 $542 $557 $573 $588 $605 $621 $638 $656 [ VA L UE ] $106 $187 $262 $322 $351 $374 $384 $394 $103 $229 $396 $546 $660 $718 $760 $781 $803 $112 $339 $559 $876 $1,140 $1,381 $1,570 $1,674 $1,755 $1,804 $1,853 $0 $ 5 00 $ 1 ,0 0 0 $ 1 , 5 0 0 $112 2 0 20 2 0 21 2 0 22 2 0 23 2 0 24 2 0 25 2 0 26 2 0 27 2 0 28 2 0 2 9 2 0 30 Net Re v enue ( U SD MM ) 1L Combination Incremental Revenue 1L Monotherapy Incremental Revenue Initial Position Revenue Projections: US + EU Successful combination with an immunotherapy would maximize potential 2020 - 2030 revenue at ~$13B. UBC Revenue Forecast 2020 - 2030 Combination Revenue: US: ~$9.3B, EU: ~$3.7B, Total: ~$13.0B $2,000 Note: Each revenue bar represents the additional achieved revenue when compared to the less attractive scenario. Source: Health Advances analysis and IMMU - 132 revenue forecast model. U BC R&D Day Presentation The information provided herein has not been risk - adjusted to take into account clinical, January 18, 2017 regulatory, development or commercial risk.

Agenda R&D Day Presentation January 18, 2017 19 • TNBC • UBC • NSCLC • SCLC

Model Scenario: Initial Position

NSCLC

IMMU-132 will be initially positioned behind a line of chemotherapy and a line of checkpoint inhibitor therapy, but will face strong competition for 3L and 4L patients.


Targeted Options
No Targeted Options
IMMU-132 Position
IO Options
Advanced/Metastatic NSCLC
~20%
~30%
~50%
EGFR or ALK positive
PD-L1 positive (>50% expression)
Other (biomarker negative)
1st Line US: 160,000
2nd Line US: 110,000
3rd Line US: 55,000
4th Line US: 22,000
Erlotinib, Crizotinib, or Afatinib
Switch Agent
Erlotinib, Osimertinib, Crizotinib, or Afatinib
Platinum Doublet
Checkpoint Inhibitor
Platinum Doublet
IO Combination
Platinum Doublet
Platinum Doublet
Checkpoint Inhibitor
IMMU-132
Ramucirumab/ docetaxel
Chemotherapy
IMMU-132
Ramucirumab/ docetaxel
Chemotherapy
Erlotinib for EGFR- pts

Note: Penetration in 3L and 4L will depend on the strength of data generated in pivotal trials. Randomized data may be necessary to drive significant adoption.
Source: Health Advances interviews and analysis, Murillo Oncologist 2006, Hirsh WJCO 2011, SEER, Dearden 2013 Annals of Oncology, US Census Bureau, Hirsch 2007 Ann Oncology, Boch 2013 BMJ, FDA.

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HEALTH ADVANCES

IMMU-132 Comparative Efficacy

NSCLC

IMMU-132's initial clinical data is comparable to current chemotherapies; however, it is generated in sicker, later-line patients.

Response Rate

Selected Current and Future NSCLC Competitors



40%
20%
0%
Late Line Competitors
19%
23%
20%
IMMU-132 (4L)
Ramucirumab/ Docetaxel (2L)
Nivolumab* (2L)

Median Progression-Free Survival

Selected Current and Future NSCLC Competitors



Months
6
3
0
Late Line Competitors
5.2
4.5
3.5
IMMU-132 (4L)
Ramucirumab/ Docetaxel (2L)
Nivolumab* (2L)

KOL Feedback

- *"The patient who progresses past immunotherapy has few good options. This looks like it may be able to provide something for those patients." – NSCLC KOL*
- *"The response rate looks comparable to immunotherapies in this population. PFS looks like an improvement." – NSCLC KOL*

* ORR and PFS may not fully capture durable responses from a minority of patients on nivolumab.
Note: Response rates and survival are expected to decline as a patient progresses to later lines of therapy.
Source: Health Advances interviews and analysis.

IMMU-132 | Chemotherapy | Targeted Therapy | IO

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HEALTH ADVANCES

Model Scenario: Combination Label Expansion

NSCLC

IMMU-132 in combination with a checkpoint inhibitor could become a first-line option for biomarker negative patients who cannot tolerate PD-X/CTLA-4 combination therapy.


Targeted Options
No Targeted Options
IMMU-132 Position
IO Options
Advanced/Metastatic NSCLC
~20%
~30%
~50%
EGFR or ALK positive
PD-L1 positive (>50% expression)
Other (biomarker negative)
1st Line US: 160,000
Erlotinib, Crizotinib, or Afatinib
Pembrolizumab (Merck)
IO Combination
IMMU-132 + IO
2nd Line US: 110,000
Switch Agent Erlotinib, Osimertinib, Crizotinib, or Afatinib
Platinum Doublet
Platinum Doublet
3rd Line US: 55,000
Platinum Doublet
IMMU-132
Ramucirumab/ docetaxel
Chemotherapy
4th Line US: 22,000
IMMU-132
Ramucirumab/ docetaxel
Chemotherapy
Erlotinib for EGFR- pts

Note: Penetration into each line of therapy will depend on forthcoming data generated from ongoing and future trials, and such data may result in additional or different uses/ combinations than shown.

Source: Health Advances interviews and analysis, UpToDate, NCCN.

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HEALTH ADVANCES

23 $154 $341 $590 $8 1 1 $973 $1, 0 45 $1, 0 92 $1, 1 04 $1, 1 16 $1, 1 28 $1, 1 40 [ V A L U E] $646 $1, 1 27 $1, 5 60 $1, 8 84 $2, 0 28 $2, 1 23 $2, 1 46 $2, 1 69 $879 $1,457 $2,100 $2,605 $2,976 $3,132 $3,240 $3,275 $3,310 $0 $ 5 00 $ 1 , 0 0 0 $ 1 , 5 0 0 $ 2 , 0 0 0 $ 2 , 5 0 0 $ 3 , 0 0 0 $ 3 , 5 0 0 2 0 20 2 0 21 2 0 22 2 0 23 2 0 24 2 0 25 2 0 26 2 0 27 2 0 28 2 0 2 9 2 0 30 Net Re v enue ( U SD MM ) 1L Combination Incremental Revenue Initial Position Revenue Projections: US + EU Successful combination with an immunotherapy would maximize potential 2020 - 2030 revenue at ~$23.5B. NSCLC Revenue Forecast 2020 - 2030 Combination Revenue: US: ~$16.8B, EU: ~$6.7B, Total: ~$23.5B Note: Each revenue bar represents the additional achieved revenue when compared to the less attractive scenario. Source: Health Advances analysis and IMMU - 132 revenue forecast model. N S C LC R&D Day Presentation The information provided herein has not been risk - adjusted to take into account clinical, January 18, 2017 regulatory, development or commercial risk.

Agenda R&D Day Presentation January 18, 2017 24 • TNBC • UBC • NSCLC • SCLC

Model Scenario: Initial Position

SCLC

Due to the probable approval of immunotherapies, IMMU-132 would likely enter as a 3L treatment option.

- Targeted Options
- Cytotoxic Only
- IO Options
- IMMU-132 Position



Extensive Stage SCLC
1st Line
US: 30,000
Platinum Doublet
Checkpoint Inhibitor combination
2nd Line
US: 24,000
Checkpoint Inhibitor combination
Platinum Doublet
3rd Line
US: 12,000
IMMU-132
ROVA-T
Chemotherapy

Source: Health Advances analysis; UpToDate, NCI SEER.

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HEALTH ADVANCES

IMMU - 132’s initial data in SCLC shows good response rates and strong overall survival in the difficult - to - treat 3L population. IMMU - 132 Comparative Efficacy 16% 24% 38% [ V A L U E] 0% 25% 50% IM M U - 1 3 2 (3L) To p o t e ca n (2L) ROV A - T (2L/3L DLL3+) I p i l i mumab / Ni voluma b* (2L) 7 .0 5 .8 5 .8 7 .8 0 3 6 9 I M M U - 1 3 2 (3L) To p ot e can (2L) R OV A - T (2L/3L DLL3+) I p i l im umab/ N i v olu m a b * (2L) M on t hs Median Overall Survival Selected Current and Future SCLC Competitors * ORR and PFS may not fully capture durable responses from a minority of patients on ipi - nivo. Note: Response rates and survival are expected to decline as a patient progresses to later lines of therapy. S C LC KOL Feedback • “Third - line patients are extremely sick. This efficacy therefore looks pretty exciting.” • “Four patients with 10 months or more of response is impressive, and to get almost two years of response in a patient that was resistant to 1L platinum doublets is great.” • “Topotecan (current 2L SOC) is very toxic and not very effective. This is early data, but so far it appears to be an improvement.” Late Line Competitors Response Rate Selected Current and Future SCLC Competitors Late Line Competitors T ar g e t e d Therapy I MM U - 132 C h e mothera p y IO Source: Health Advances interviews and analysis, drug labels. R&D Day Presentation January 18, 2017 26

Model Scenario: Combination Label Expansion

SCLC

When combined with a checkpoint inhibitor or a platinum agent, IMMU-132 may become a potent first-line option for metastatic SCLC patients.



Targeted Options
Cytotoxic Only
IO Options
IMMU-132 Position
Extensive Stage SCLC
1st Line
US: 30,000
IMMU-132 + Checkpoint Inhibitor or platinum
Checkpoint Inhibitor combination
2nd Line
US: 24,000
IMMU-132
ROVA-T
Platinum doublet
Checkpoint Inhibitor combination
3rd Line
US: 12,000
IMMU-132
ROVA-T
Chemotherapy

Note: Label expansion assumes successful checkpoint inhibitor combination or replacing etoposide in current 1L platinum doublet. Penetration into each line of therapy will depend on forthcoming data generated from ongoing and future trials, and such data may result in additional or different uses/ combinations than shown.
Source: Health Advances interviews and analysis, UpToDate, NCCN.

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HEALTH ADVANCES

28 $0 $ 5 00 $ 1 , 0 0 0 Net Re v enue ( U SD MM ) 1L Combination Incremental Revenue Initial Position $352 [ VA L U E ] $600 $341 $850 $588 $1,069 $805 $1,232 $964 $1,304 $1,034 $1,353 $1,080 $1,368 $1,092 $1,382 $1,103 $165 $197 $259 $262 $264 $267 $270 $273 $276 $279 $56 2020 2021 2022 2023 2024 2025 2 0 26 2027 2028 2029 2030 Revenue Projections: US + EU Successful combination with an immunotherapy would maximize potential 2020 - 2030 revenue at ~$9.8B. SCLC Revenue Forecast 2020 - 2030 Combination Revenue: US: ~$7.0B, EU: ~$2.8B, Total: ~$9.8B $1,500 Note: Each revenue bar represents the additional achieved revenue when compared to the less attractive scenario. Source: Health Advances analysis and IMMU - 132 revenue forecast model. S C LC R&D Day Presentation The information provided herein has not been risk - adjusted to take into account clinical, January 18, 2017 regulatory, development or commercial risk.